ITEM 77C

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

LAST MEETING OF SHAREHOLDERS
A Special Meeting of Trust shareholders was held on November 21, 2000. As of October 11, 2000,the record date for shareholder voting at the meeting, there were 44,619,908 total outstanding Shares. The following items were considered and approved by shareholders. The results of their voting were as follows: Agenda Item 1. To elect Trustees

Trustee



For



Withheld Authority To Vote
Peter A. Aron

40,027,425

16,980
Joseph A. Cajigal

40,027,425

16,980
James C. Goodfellow

40,027,425

16,980
Burton J. Greenwald

40,027,425

16,980
Kevin J. O'Donnell

40,027,425

16,980

Agenda Item 2.  To approve an amendment to the Funds'
Declaration of Trust.

For		Against		Abstentions
39,958,810	71,787		13,808

Agenda Item 3. To ratify the selection of Ernst & Young LLP as independent accountants for each of the Funds.

For		Against		Abstentions
39,969,053	61,544		13,808

Agenda Item 4. To amend the Funds' fundamental investment policy regarding diversification.

Fund

For

Against

Abstained
International Equity Fund
5,455,775
59
237,973
Small Cap Equity Fund
3,809,690
3,113
13,808
Large Cap Growth & Income Fund
8,826,047
58,372
0
Large Cap Growth Fund
3,168,535
0
0
Bond Fund
10,858,195
0
0
Municipal Bond Fund
7,542,770
0
0

Agenda Item 5. To amend the Funds' fundamental investment policy regarding issuing senior securities and borrowing money.

Fund

For

Against

Abstained
International Equity Fund
5,688,202
5,605
0
Small Cap Equity Fund
3,804,993
7,810
13,808
Large Cap Growth & Income Fund
8,826,047
58,372
0
Large Cap Growth Fund
3,168,535
0
0
Bond Fund
10,858,195
0
0
Municipal Bond Fund
7,542,770
0
0



Agenda Item 6. To amend the Funds' fundamental investment policy regarding investments in real estate.

Fund

For

Against

Abstained
International Equity Fund
5,688,711
5,096
0
Small Cap Equity Fund
3,804,993
7,810
13,808
Large Cap Growth & Income Fund
8,826,047
58,372
0
Large Cap Growth Fund
3,168,535
0
0
Bond Fund
10,858,195
0
0
Municipal Bond Fund
7,542,770
0
0

Agenda Item 7.  To amend the Funds' fundamental investment
Policy regarding investments in commodities.

Fund

For

Against

Abstained
International Equity Fund
5,688,711
5,096
0
Small Cap Equity Fund
3,804,993
7,810
13,808
Large Cap Growth & Income Fund
8,826,047
58,372
0
Large Cap Growth Fund
3,168,535
0
0
Bond Fund
10,858,195
0
0
Municipal Bond Fund
7,542,770
0
0

Agenda Item 8. To amend the Funds' fundamental investment policy regarding underwriting securities.

Fund

For

Against

Abstained
International Equity Fund
5,688,711
5,096
0
Small Cap Equity Fund
3,808,106
4,697
13,808
Large Cap Growth & Income Fund
8,826,047
58,372
0
Large Cap Growth Fund
3,168,535
0
0
Bond Fund
10,858,195
0
0
Municipal Bond Fund
7,542,770
0
0

Agenda Item 9. To amend the Funds' fundamental investment policy regarding lending by the Funds.

Fund

For

Against

Abstained
International Equity Fund
5,688,711
5,096
0
Small Cap Equity Fund
3,804,993
7,810
13,808
Large Cap Growth & Income Fund
8,826,047
58,372
0
Large Cap Growth Fund
3,168,535
0
0
Bond Fund
10,858,195
0
0
Municipal Bond Fund
7,542,770
0
0

Agenda Item 10. To amend the Funds' fundamental investment policy regarding concentration of the Funds' investments in the securities of companies in the same industry.

Fund

For

Against

Abstained
International Equity Fund
5,693,748
59
0
Small Cap Equity Fund
3,808,106
4,697
13,808
Large Cap Growth & Income Fund
8,826,047
58,372
0
Large Cap Growth Fund
3,168,535
0
0
Bond Fund
10,858,195
0
0
Municipal Bond Fund
7,542,770
0
0



Agenda Item 11. To remove the Funds' fundamental investment policy on selling securities short and to amend, and to make non-fundamental, the Funds' fundamental investment policy regarding buying securities on margin.

Fund

For

Against

Abstained
International Equity Fund
5,688,711
5,096
0
Small Cap Equity Fund
3,804,993
7,810
13,808
Large Cap Growth & Income Fund
8,826,047
58,372
0
Large Cap Growth Fund
3,168,535
0
0
Bond Fund
10,858,195
0
0
Municipal Bond Fund
7,542,770
0
0

Agenda Item 12. To amend, and to make non-fundamental, the Funds' fundamental investment policy regarding pledging assets.

Fund

For

Against

Abstained
International Equity Fund
5,688,711
5,096
0
Small Cap Equity Fund
3,804,993
7,810
13,808
Large Cap Growth & Income Fund
8,826,047
58,372
0
Large Cap Growth Fund
3,168,535
0
0
Bond Fund
10,858,195
0
0
Municipal Bond Fund
7,542,770
0
0